

FINJAN HOLDINGS, INC. (OTC MKT: FNJN)

CORPORATE PRESENTATION

Prepared for: Retail Investor Conference

December 5, 2013

finjan

www.finjan.com

Safe Harbor Statement

finjan

- The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Finjan Holdings, Inc. ("Finjan", "we" or "us").
- While we believe the information provided herein is reliable, as of the date hereof, neither Finjan nor any of its affiliates, subsidiaries, directors, officers, employees, agents and consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC").
- The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Finjan and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither Finjan nor any of its affiliates undertakes any obligation to update and forward-looking statements for any reason, even if new information becomes available or other events occur in the future.
- This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Finjan's securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Finjan.
- Finjan files annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC contain important information regarding Finjan, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the "Risk Factors" set forth in our Form S-1 filed with the SEC on July 16, 2013.
- Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.
- Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's internet website http://www.sec.gov and on Finjan's web site http://www.finjan.com. You may also read and copy any document that Finjan files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges.



FINJAN HOLDINGS, INC. (OTC MKT: FNJN)

Corporate Overview

finjan

www.finjan.com

Finjan's History as a Technology Company

Finjan is a technology company committed to investing in innovation and encouraging the development of intellectual property

Early Innovator in Software Security

- Spurred by a challenge to develop a "killer" Java application
- Founded by Shlomo Touboul, notable security expert
- Early recognition that inventions needed patent protection

finjan Vital Security
securing your web

Over $65M Invested in R&D

- 10 Facilities worldwide
- 150 employees
- 12 inventors across the patent portfolio



Web Security
Productivity & Web 2.0 Control
Data Leakage Prevention
Content Acceleration
Application Control
finjan

Broad Portfolio of Patents

- Issued and pending patents around the world
- Patents covering Finjan developed products
- Fundamental, not "feature," patents



Top Technology Investors

VC's
BESSEMER VENTURE PARTNERS
BENCHMARK CAPITAL
HARBOURVEST
ISRAEL SEED PARTNERS
BCV

Corporate
CISCO
Microsoft

1997 → Present Day

Finjan Timeline and History of Licensing

finjan

1997
- Founded in Israel by Shlomo Touboul

1999
- Opened U.S. Headquarters in San Jose, CA

2000
- Launched Malicious Code Research Center

2005 — Patent License
- Patent license and investment from Microsoft

2006
- Filed patent case against Secure Computing

2008 — Jury Award
- Won favorable jury verdict against Secure Computing

2009 — Patent License
- Merged Finjan operations and licensed patents to M86 Security

2010
- Additional case filed against five technology companies

2011 — Patent License
- Finjan licenses patents to Trustwave

2012 — 2 X Patent License
- Finjan signs licensing agreements with two companies (both confidential)

2013
- Renewed Focus on licensing of Finjan patents, new patent issuances

Since 2005, Finjan has secured *five patent licenses* and *one jury award* with global software and technology companies...

Finjan Snapshot

finjan

SHAREHOLDERS


23.9%
BENCHMARK CAPITAL
19.5%
ISRAEL SEED PARTNERS
19.2%
HARBOURVEST
CISCO
7.5%
BESSEMER VENTURE PARTNERS
3.6%
2.8%
BGV

Quick Facts

Stock Symbol:	(OTC MKT: FNJN)
Current Price (12/1/2013):	$7.20
Fully Diluted Share Count	~22 million
Market Capitalization (12/1/2013):	~$160 million
Cash	$27.2 million or $1.21/share
2012 Total Revenue	~$98 million
Annual Operational Expenses:	~$3 million

RECENT HEADLINES

- **11/25/2013** – Finjan Holdings Announces Equity Investment in Cybersecurity Focused Venture Capital Fund
- **10/23/13** - Finjan Holdings Subsidiary Issued New U.S. Patent
- **9/24/13** - Finjan Holdings Subsidiary Filed Patent Infringement Lawsuit Against Websense
- **8/28/13** - Finjan Holdings Subsidiary Filed Patent Infringement Lawsuit Against Blue Coat Systems
- **7/7/8/13** - Finjan Holdings Subsidiary Filed Patent Infringement Lawsuit Against FireEye

Source: Company filings- 8-K, 6/4/2013 & S-1, 7/16/2013; Balance Sheet data as of Sept. 30, 2013.

Seasoned Leadership

finjan

Board of Directors

NAME/TITLE	BACKGROUND
Michael Eisenberg Director	• Partner, Aleph • Partner, Benchmark Partners
Eric Benhamou Director	• CEO and Founder, Benhamou Global Ventures • Former CEO, Palm/3Com
Alex Rogers Director	• Partner, HarbourVest Partners
Daniel Chinn CEO (Finjan, Inc.)	• Partner, Tulchinsky Stern Marcian Cohen Levitski & Co. • Former Partner Israel Seed
Edward Gildea Director	• Former CEO of Converted Organics

Management Team

NAME/TITLE	BACKGROUND
Daniel Chinn CEO (Finjan, Inc.)	• Partner, Tulchinsky Stern Marcian Cohen Levitski & Co. • Former Partner Israel Seed
Phil Hartstein President	• Former VP and portfolio manager at IP Navigation Group
Shimon Steinmetz Chief Financial Officer	• Former technology banker - Cantor Fitzgerald, Goldman, and Citigroup
Shlomo Touboul Senior Advisor (Finjan, Inc.)	• Founder of Finjan Software and inventor on a number of Finjan patents

Commercial Adoption of Security Solutions

finjan

FINJAN PATENTS → GROWTH STRATEGY

	1995	1995 - 2000	2000 - Present	
	VIRUS	MALWARE	NETWORK GATEWAY SECURITY	finjan
SOLUTION	Early	Adaptive	Integrated	Comprehensive
THREAT	Virus and signature-based threats delivered to endpoints	Malware and malicious code and other yet unknown threats over the web to endpoints	Viruses and malware over the web and through private networks attacking endpoints and data storage	Cyber security includes antivirus and malware in both software and hardware but includes intrusion prevention fraud detection to any number of connected endpoint devices
COVERAGE	Endpoint	Endpoint, web	Endpoint, web, network	Endpoint, web, network, mobile devices
IMPLEMENTATION	Software	Software	Software, hardware	Software, hardware, SaaS

Innovative Products in the Marketplace

Finjan's product suite included software and appliances focused on protecting endpoint devices connecting through web or enterprise network infrastructure…

Small and Medium-Sized Business Solutions	Enterprise Solutions		Large Enterprise Solutions
			
NG-100	NG-5100	NG-6100	NG-8100

Awards & Recognition:

Network Products Guide – Finjan's unified Secure Web Gateway announced the winner in the 2009 Product Innovations Web Security category

Finjan's Vital Security Web Appliance 8.4 named WINNER for the Network Datastream Protection Category in eWEEK's Excellence Awards Program

Finjan Vital Security Web Appliance Wins 2007 Global Product Excellence Awards in Three Categories:

- *Excellence in Web Security*
- *Excellence in Anti-Malware*
- *Excellence in Gateways*

Finjan Vital Security Web Appliance NG-6100 receives 5 stars

…with Finjan's web security there will be no need to worry about getting caught napping by the latest round of web-based threats; it provides an essential last line of defense against new web threats

Our Technology

Finjan's product suite included software and appliances focused on protecting endpoint devices connecting through web or enterprise network infrastructure…

Small and Medium-Sized Business Solutions	Enterprise Solutions		Large Enterprise Solutions
			
NG-100	NG-5100	NG-6100	NG-8100

- Behavior based detection prevention of malicious code / viruses
  - Our technology is the base architecture for monitoring malicious code/viruses as individuals and enterprises access the internet through multiple access points/networks (mobile, private, public, enterprise)
- Increased relevant in a connected but unwired world

Example:

Situation: Someone sends you a power point file that has a virus that down loads malware

Solution: Finjan technology runs the attached file in the sandbox in the background, identifies the malicious code strips it out and replaces the clean attachment without the user even knowing

Horizontally Integrated Disruptive Licensing Program

finjan

Single Vertical
(Legacy)

Standalone Vertical, Software Security

Behavior Based Threat Detection Spans Industry Verticals

Software	*Web Infrastructure*	*Networking Equip.*
$11.2B w/ 5.4% CAGR	**$4.1B w/ 6.6% CAGR**	**$4.0B w/ -4% CAGR**
Endpoint & Cloud	Web Gateway	Next Gen. Firewall
Comprehensive software protection for endpoint devices including the emergence of smartphone operating system security	Includes consumer and enterprise malware protection delivered over the cloud as well as web/gateway infrastructure protection	Traditional networking equipment now includes integrated malware protection. Both purpose built boxes and next gen firewall

Finjan Patented Innovations at the Core

*** Market Estimates from Gartner, SEC documents, and Company Estimates**

Finjan's Licensing Universe

finjan

Relevant Security Markets	2013	2014	2015	2016	2017
Endpoint & Cloud	$11.2	$11.8	$12.5	$13.2	$13.8
Web Gateway	4.1	4.4	4.7	5.0	5.3
Next Gen. Firewall	4.0	4.1	4.0	3.7	3.4
Total: $ in Billions	**$19.3**	**$20.2**	**$21.1**	**$21.8**	**$22.5**

Endpoint & Cloud



$ in Billions
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2013
2014
2015
2016
2017

Web Gateway



$ in Billions
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2013
2014
2015
2016
2017

Next Gen. Firewall



$ in Billions
4.2
4.0
3.8
3.6
3.4
3.2
3.0
2013
2014
2015
2016
2017

Source: Gartner forecast and Company analysis.

Todays IP, Enabling Tomorrow's Innovation

finjan

Finjan generates revenues by granting intellectual property licenses and protecting its proprietary inventions through active enforcement of patent rights, where necessary…

LICENSING 80%	LITIGATION 20%	SETTLEMENTS 80%
2005: Microsoft	2007: secure	2012: Confidential
2009: M86	2010: "2010 Litigation" (5 Defendants)	2012: Confidential
2012: Trustwave	2013: FireEye	
	2013: BLUE COAT	
	2013: websense	

Finjan has received more than $145 million in revenue from past licenses, settlements, and trial judgments

Successful Track Record Monetizing Assets

finjan

Finjan has received over $145 million in licensing and settlements

	COMPANY	DATE	LICENSES & SETTLEMENTS	TYPE*
JUDGMENTS	secure	March 2008	$37.9 million	• Established Royalty Rate 8%-16% • Willfulness found • Injunction granted
LICENSES & SETTLEMENTS	Microsoft	July 2005	$8 million	• Paid-up, Cash • Portfolio • Life of patents
	M86 SECURITY	November 2009	25% equity of M86	• Stock • Portfolio • Life of patents
	Trustwave	March 2012	$3.1 million [2]	• Stock • Portfolio • Life of patents
	CONFIDENTIAL	April 2012	$11.3 million[1]	• Confidential • Portfolio • Life of patents
	CONFIDENTIAL	November 2012	$85 million[1]	• Confidential • Portfolio • Life of patents

*e.g.: Running royalty, paid up, lump sum, etc.
1: Source: Company SEC Filings
2: Estimated book value representing 224,000 shares of Trustwave

Peer Group Analysis

Finjan identifies with a distinguished grouping of public and private companies with an IP monetization component where the patents originated from their operating business

ACQUIRED IP COMPANIES

Name	Ticker	Market Cap
VirnetX	VHC	$990 Million
Pendrell	PCO	$510 Million
Vringo	VRNG	$260 Million
Unwired Planet	UPIP	$150 Million
Spherix	SPEX	$7 Million
DSS	DSS	$25 Million

Note: Market Cap as of 12/3/13

THIRD-PARTY LICENSING AGENTS AND AGGREGATORS

Name	Ticker	Market Cap
Acacia Research Corporation	ACTG	$725 Million
RPX Rational Patent	RPX	$860 Million
Allied Security Trust	Private	?
Intellectual Ventures	Private	?
Rockstar	Private	?
Round Rock Research	Private	?

TECHNOLOGY BASED IP COMPANIES

Name	Ticker	Market Cap
Finjan	FNJN	$167 Million
InterDigital	IDCC	$1.35 Billion
Tessera	TSRA	$1.06 Billion
Rambus	RMBS	$958 Million
WiLAN	WILN	$385 Million
ParkerVision	PRKR	$410 Million

Investment Highlights

finjan

Homegrown Technology

Opportunity to invest in an innovative intellectual portfolio alongside leading Venture Capitalists

Management

Experienced Management Team and engaged board of leading VS' and Fortune 500 tech executives

History of Licensing

History of $145 million is Licensing/Enforcement absent of current team and focused business model

Growth Sector

Accelerated of the growth in cyber security and specific end markets of web endpoint and next generation

Strong Balance Sheet

$27 million of cash on hand to fund operations



Thank You

www.finjan.com

Shimon Steinmetz

Chief Financial Officer

646-755-3320

www.finjan.com